November 1, 2017

Summary
Prospectus

Victory Trivalent International Fund — Core Equity

Class A	MAICX
Class C	MICCX
Class I	MICIX
Class R6	MAIRX
Class Y	MICYX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2017 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Trivalent International Fund — Core Equity Summary

Investment Objective

The Fund seeks to provide long-term growth of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 13 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 44 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (paid directly from your investment)	Class A	Class C	Class I	Class R6	Class Y
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	1.22%	1.17%	5.68%	1.64%	0.78%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.29%	2.99%	6.50%	2.46%	1.60%
Fee Waiver/Expense Reimbursement[3]	(1.14)%	(1.09)%	(5.72)%	(1.70)%	(0.70)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.15%	1.90%	0.78%	0.76%	0.90%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses of Class A, C, I, R6 and Y shares of the Fund (excluding Acquired Fund Fees and Expenses, and certain items such as interest, taxes and brokerage commissions) do not exceed 1.13%, 1.88%, 0.76%, 0.74% and 0.88%, respectively, until at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,146	$1,632	$2,966
Class C (If you sell your shares at the end of the period.)	$293	$822	$1,476	$3,231
Class I	$80	$1,414	$2,709	$5,780
Class R6	$78	$604	$1,157	$2,667
Class Y	$92	$436	$805	$1,841

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

	1 Year	3 Years	5 Years	10 Years
Class C	$193	$822	$1,476	$3,231

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing primarily in securities of companies in countries represented in the MSCI ACWI ex USA Index, but may also invest in companies from other countries. Under normal circumstances, at least 80% of the Fund's net assets will be invested in equity securities (i.e., common stocks, depositary receipts, preferred stocks, convertible securities and rights and warrants).

The Adviser employs a bottom-up investment approach that emphasizes individual stock selection. The Adviser's investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. The stock selection process is designed to produce a diversified portfolio that, relative to the MSCI ACWI ex USA Index, tends to have a below-average price-to-earnings ratio and an above-average earnings growth trend.

The Fund's investment allocation to countries and sectors tends to closely approximate the country and sector allocations of the MSCI ACWI ex USA Index, which may focus its exposure in one or more countries, regions or sectors. The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. The Index covers approximately 85% of the global equity opportunity set outside the US. The Fund normally invests in a minimum of ten countries.

There is no limit on the market capitalization in which the Fund may invest; therefore, the Fund's investments may include small-, mid- and large-capitalization companies.

The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Emerging Markets Risk. The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.
  Investment Style Risk. Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
  Liquidity Risk. Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. Adverse market or economic conditions may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
  Management Risk. The Adviser may not execute the Fund's principal investment strategy effectively.
  Smaller Company Risk. Smaller companies may lose market share or profits. Smaller, less seasoned companies may lose market share or profits to a greater extent than larger, more established companies.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the average annual total returns for Class A, C, I, R6 and Y shares of the Fund, including applicable maximum sales charges, compare to those of broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

The performance figures for Class A, C, I and Y shares for periods ending on or before October 31, 2014 reflect the historical performance prior to October 31, 2014 of, respectively, the Class A, C, I and Y shares of the Munder International Fund — Core Equity, a series of Munder Series Trust (the predecessor to the Fund managed by Munder Capital Management). The Fund's performance has not been restated to reflect any differences in the expenses of the Munder International Fund — Core Equity. The Munder International Fund — Core Equity commenced operations, and the Class A, C, I and Y shares were first offered on August 20, 2007. Class R6 shares were first offered on March 4, 2015.

Calendar Year Returns for Class Y Shares

(The annual return in the bar chart is for the Fund's least expensive class of shares, Class Y shares. Due to differing charges and expenses, the performance of classes not shown in the bar chart will differ.)

The year-to-date total return of the Fund's Class Y shares as of September 30, 2017 was 21.96%.

Highest Quarter	21.92% (quarter ended June 30, 2009)
Lowest Quarter	-23.95% (quarter ended September 30, 2008)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	5 Years	Life of Class[1]
CLASS Y Before Taxes	2.87%	7.78%	-1.01%
CLASS Y After Taxes on Distributions	2.49%	7.17%	-1.43%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	2.20%	6.48%	-0.44%
CLASS A Before Taxes	-3.23%	6.20%	-1.88%
CLASS C Before Taxes	1.00%	6.72%	-2.01%
CLASS I Before Taxes	3.26%	8.12%	-0.74%
CLASS R6 Before Taxes	3.19%	N/A	-2.35%
INDEX
MSCI ACWI ex USA Index Index returns reflect no deduction for fees, expenses, or taxes, except for withholding taxes.	4.50%	5.00%	0.76%

1  Inception date of Class A, Class C, Class I and Class Y is August 20, 2007. Inception date of Class R6 is March 4, 2015.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Trivalent Investments ("Trivalent") investment team (referred to as an investment franchise).

Portfolio Managers

Peter S. Carpenter is a Senior Portfolio Manager of Trivalent and has been the Lead Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Jeffrey R. Sullivan is a Senior Portfolio Manager of Trivalent and has been a Portfolio Manager of the Fund (including its predecessor fund) since its inception.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class I	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	$2,000,000	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

VF-TICE-SUMPRO (11/17)